                                                                    EXHIBIT 10.1

                            REVENUE SHARING AGREEMENT

       This Revenue Sharing Agreement ("this Agreement") is entered into as of the 27th day of August, 1996, by and between OptiMark Technologies, Inc., a Delaware corporation (the "Company"), and The Pacific Stock Exchange Incorporated, a Delaware corporation ("PSE").

       1. DEFINITIONS. For purposes of this Agreement, in addition to terms defined elsewhere herein, the following terms shall have the indicated meanings:

              (a) "Exchange" means any domestic securities exchange registered under Section 6 of the Securities Exchange Act of 1934, including but not limited to the Pacific Exchange, or any foreign securities exchange registered, licensed or otherwise authorized as such under the laws of any other country.

              (b) "Exchange After-Hours Commencement Date" means the first day on which any Exchange is making OptiMark-Securities Available with respect to at least 50% of the total number of issues of equity securities traded on such Exchange after its normal trading hours.

              (c) "Exchange Listed Equities Commencement Date" means the first day on which any Exchange is making OptiMark-Securities Available with respect to at least 50% of the total number of issues of listed equity securities traded on such Exchange during its normal trading hours.

              (d) "Exchange Options Commencement Date" means the first day on which any Exchange is making OptiMark-Securities Available with respect to at least 50% of the total number of issues of equity options traded on such Exchange.

              (e) "Exchange UTP Commencement Date" means the first day on which any Exchange is making OptiMark-Securities Available with respect to at least 50% of the total number of issues of equity securities traded on such Exchange with unlisted trading privileges (UTP).

              (f) "Gross Revenues" of the Company means the gross revenues of the Company (including, for this purpose, the Company's allocable share of the gross revenues of any consolidated or majority-owned subsidiaries and any other controlled entities) from all sources, determined in accordance with generally accepted accounting principles consistently applied.

              (g) Making "Available", as applied to OptiMark-Securities and the Pacific Exchange and/or Other Exchanges, means that the necessary communications between OptiMark-Securities and the relevant systems of the Pacific Exchange and/or such Other Exchanges have been established such that users have the ability to utilize OptiMark-Securities subject to entering into a User Agreement with the Company and/or its Affiliates. Notwithstanding the use of such phrases in this Agreement, PSE is not providing or offering to provide OptiMark-Securities to users, either directly or indirectly.

              (h) "OptiMark-Securities" means the market structuring technology and related software which is generally described as "OptiMark-Securities" in the PSE-OptiMark Agreement, including all derivatives, releases and subsequent versions of such technology and software, regardless of platform or operating media.

              (i) "Pacific Exchange" means the registered national securities exchange operated by PSE.

              (j) "PSE After-Hours Commencement Date" means the first day on which the Pacific Exchange is making OptiMark-Securities Available with respect to at least 50% of the total number of issues of equity securities traded on the Pacific Exchange after hours; provided, however that (i) if the PSE After-Hours Commencement Date has not earlier occurred, and (ii) OptiMark-Securities and all necessary PSE Interfaces have been completed under the PSE-OptiMark Agreement for after-hours trading on the Pacific Exchange, then the PSE After-Hours Commencement Date shall occur on the date that PSE notifies the Company of PSE's desire to make OptiMark-Securities Available for such after-hours trading, without regard to whether the Company has allowed PSE to make OptiMark-Securities Available for such after-hours trading.

              (k) "PSE Listed Equities Commencement Date" means the first day on which the Pacific Exchange is making OptiMark-Securities Available with respect to at least 50% of the total number of issues of listed equity securities traded on the Pacific Exchange during its normal trading hours.

              (l) "PSE Options Commencement Date" means the first day on which the Pacific Exchange is making OptiMark-Securities Available with respect to at least 50% of the total number of issues of equity options traded on the Pacific Exchange.

              (m) "PSE-OptiMark Agreement" means the PSE-OptiMark Agreement of even date between PSE and the Company.

              (n) "PSE UTP Commencement Date Period" means the first day on which the Pacific Exchange is making OptiMark-Securities Available with respect to at least 50% of the total number of issues of equity securities traded on the Pacific Exchange with unlisted trading privileges (UTP).

              (o) "Warrant" means the Common Stock Purchase Warrant of even date issued by the Company in favor of PSE.

              (p) "Warrant Expiration Date" shall have the meaning provided in the Warrant.

       2. ESTABLISHMENT, CREDITS AND DEBITS TO REVENUE ACCRUAL ACCOUNT. The Company hereby establishes an internal account called the "Revenue Accrual Account". The initial balance in the Revenue Accrual Account shall be zero. At the end of each complete calendar month from and after the date of this Agreement through December 31, 2005, the Revenue Accrual Account shall be credited with (increased by) one and one-half percent (1.5%) of all Gross Revenues of the Company for that month, up to an aggregate maximum amount of credits equal to Three Million Eight Hundred Fifty Five Thousand Five Hundred Eighty Dollars (US $3,855,580). All payments from the Revenue Accrual Account under Section 3 below shall be debited (subtracted) form the Revenue Accrual Account. The Revenue Accrual Account shall not bear interest.

       3.     DISTRIBUTIONS.

              (a) Promptly following the end of the calendar quarter during which occurs the PSE Listed Equities Commencement Date (if any), the Company shall pay to PSE the lesser of (i) an amount equal to the balance in the Revenue Accrual Account as of the end of such quarter, or (ii) $771,116. If the payment to PSE under the foregoing sentence is less than $771,116, the Company shall continue to make payments to PSE promptly following the end of each complete calendar quarter thereafter, in an amount equal to the balance of the Revenue Accrual Account as of the end of such quarter, until the earliest to occur of
(i) the Warrant Expiration Date, (ii) the date on which all payments to PSE under this paragraph (a) have totalled $771,116, or (iii) the date (if any) on which PSE unilaterally and permanently withdraws OptiMark(TM) from Availability through the Pacific Exchange for listed equity securities during normal trading hours.

              (b) Promptly following the end of the calendar quarter during which occurs the Exchange Listed Equities Commencement Date (if any), the Company shall pay to PSE the lesser of (i) an amount equal to the balance in the Revenue Accrual Account as of the end of such quarter, or (ii) $771,116. If the payment to PSE under the foregoing sentence is less than $771,116, the Company shall continue to make payments to PSE promptly following the end of each complete calendar quarter thereafter, in an amount equal to the balance of the Revenue Accrual Account as of the end of such quarter, until the earlier to occur of (i) the Warrant Expiration Date, or (ii) the date on which all payments to PSE under this paragraph (b) have totalled $771,116.

              (c) Promptly following the end of the calendar quarter during which occurs the PSE Options Commencement Date (if any), the Company shall pay to PSE the lesser of (i) an amount equal to the balance in the Revenue Accrual Account as of the end of such quarter, or (ii) $385,558. If the payment to PSE under the foregoing sentence is less than $385,558, the Company shall continue to make payments to PSE promptly following the end of each complete calendar quarter thereafter, in an amount equal to the balance of the Revenue Accrual Account as of the end of such quarter, until the earliest to occur of (i) the Warrant Expiration Date, (ii) the date on which all payments to PSE under this paragraph (c) have totalled $385,558, or (iii) the date (if any) on which PSE unilaterally and permanently withdraws OptiMark(TM) from Availability through the Pacific Exchange for options.

              (d) Promptly following the end of the calendar quarter during which occurs the Exchange Listed Options Commencement Date (if any), the Company shall pay to PSE the lesser of (i) an amount equal to the balance in the Revenue Accrual Account as of the end of such quarter, or (ii) $385,558. If the payment to PSE under the foregoing sentence is less than $385,558, the Company shall continue to make payments to PSE promptly following the end of each complete calendar quarter thereafter, in an amount equal to the balance of the Revenue Accrual Account as of the end of such quarter, until the earlier to occur of (i) the Warrant Expiration Date, or (ii) the date on which all payments to PSE under this paragraph (d) have totalled $385,558.

              (e) Promptly following the end of the calendar quarter during which occurs the PSE UTP Commencement Date (if any), the Company shall pay to PSE the lesser of (i) an amount equal to the balance in the Revenue Accrual Account as of the end of such quarter, or (ii) $385,558. If the payment to PSE under the foregoing sentence is less than $385,558, the Company shall continue to make payments to PSE promptly following the end of each complete calendar quarter thereafter, in an amount equal to the balance of the Revenue Accrual Account as of the end of such quarter, until the earliest to occur of (i) the Warrant Expiration Date, (ii) the date on which all payments to PSE under this paragraph (e) have totalled $385,558, or (iii) the date (if any) on which PSE unilaterally and permanently withdraws OptiMark(TM) from Availability through the Pacific Exchange for equity securities with unlisted trading privileges.

              (f) Promptly following the end of the calendar quarter during which occurs the Exchange UTP Commencement Date (if any), the Company shall pay to PSE the lesser of (i) an amount equal to the balance in the Revenue Accrual Account as of the end of such quarter, or (ii) $385,558. If the payment to PSE under the foregoing sentence is less than $385,558, the Company shall continue to make payments to PSE promptly following the end of each complete calendar quarter thereafter, in an amount equal to the balance of the Revenue Accrual Account as of the end of such quarter, until the earlier to occur of (i) the Warrant Expiration Date, or (ii) the date on which all payments to PSE under this paragraph (f) have totalled $385,558.

              (g) Promptly following the end of the calendar quarter during which occurs the PSE After-Hours Commencement Date (if any), the Company shall pay to PSE the lesser of (i) an amount equal to the balance in the Revenue Accrual Account as of the end of such quarter, or (ii) $385,558. If the payment to PSE under the foregoing sentence is less than $385,558, the Company shall continue to make payments to PSE promptly following the end of each complete calendar quarter thereafter, in an amount equal to the balance of the Revenue Accrual Account as of the end of such quarter, until the earliest to occur of
(i) the Warrant Expiration Date, (ii) the date on which all payments to PSE under this paragraph (g) have totalled $385,558, or (iii) the date (if any) on which PSE unilaterally and permanently withdraws OptiMark(TM) from Availability through the Pacific Exchange for equity securities after normal trading hours.

              (h) Promptly following the end of the calendar quarter during which occurs the Exchange After-Hours Commencement Date (if any), the Company shall pay to PSE the lesser of (i) an amount equal to the balance in the Revenue Accrual Account as of the end of such quarter, or (ii) $385,558. If the payment to PSE under the foregoing sentence is less than $385,558, the Company shall continue to make payments to PSE promptly following the end of each complete calendar quarter thereafter, in an amount equal to the balance of the Revenue Accrual Account as of the end of such quarter, until the earlier to occur of (i) the Warrant Expiration Date, or (ii) the date on which all payments to PSE under this paragraph (h) have totalled $385,558.

              An example of payments under this Section 3 is set forth on Exhibit A to this Agreement.

       4. REVENUE STATEMENT. Within twenty (20) days following request by PSE from time to time, the Company shall deliver to PSE a written statement, certified by the Chief Financial Officer of the Company to be accurate and complete, attesting to: (i) the total Gross Revenues of the Company from and after the date of this Agreement through and including the end of the most recent calendar month, and (ii) the then-current balance in the Revenue Accrual Account, if any (a "Revenue Statement"). The Company shall maintain, at its executive offices, books of account concerning Gross Revenues and credits and debits to the Revenue Accrual Account under this Agreement. Such books of account shall be maintained in accordance with generally accepted accounting principles consistently applied and shall be consistent with the general ledger of the Company. PSE, or a certified public accountant on PSE's behalf may, at PSE's sole expense, examine such books of account solely for the purpose of verifying the accuracy thereof. Such examination may take place during normal business hours, upon reasonable advance written notice, and not more than twice per year; provided, however, that if any such examination of the Company's books of account reveals a discrepancy to PSE's detriment of more than five percent (5%) in the Revenue Accrual Account, then (x) the Company shall pay or reimburse PSE for the auditing expenses incurred in connection with such examination, and
(y) PSE shall be entitled thereafter to examine the Company's books of account for such purpose at any time and the Company shall pay the costs of each such examination.

       5. TERMINATION. Upon payment of all amounts required to be paid out under Section 3 above, any remaining balance in the Revenue Accrual Account shall be extinguished on the Warrant Expiration Date, and no further payments shall be made to PSE under this Agreement thereafter.

       6. CONTEXT. This Agreement is being executed and delivered in connection with and in consideration of PSE's execution and delivery of the PSE-OptiMark Agreement.

       7.     MISCELLANEOUS.

              (a) Except as provided above to the contrary, each of the parties shall bear their own costs and expenses in connection with this Agreement.

              (b) All notices required or permitted under this Agreement shall be in writing and given by prepaid Federal Express or other nationally recognized overnight delivery service as follows (or to any other addresses which either party subsequently may designate by notice):

                     i)     if to PSE, to:

                            The Pacific Stock Exchange Incorporated
                            attn:  John C. Katovich, Esq.
                            301 Pine Street
                            San Francisco, CA  94104

                     with a copy in the same manner to:

                            Timothy S. McCann, Esq.
                            Howard, Rice, Nemerovski, Canady, Falk & Rabkin
                             A Professional Corporation
                            Three Embarcadero Center, Suite 700
                            San Francisco, CA  94111

                     ii)    If to the Company, to:

                            OptiMark Technologies, Inc.
                            attn:  William A. Lupien
                            530 Main Avenue
                            Durango, CO  81301

                     with a copy in the same manner to:

                            Bruce Ducker, Esq.
                            Ducker, Seawell & Montgomery, P.C.
                            1560 Broadway, Suite 1500
                            Denver, CO  80202

       (c) This Agreement shall not be assignable by either party except in connection with a merger, consolidation, sale of all or substantially all assets, or analogous transaction in which a third party succeeds to all or substantially all of the business and assumes all or substantially all of the liabilities (including the obligations under this Agreement) of one of the parties hereto. Any non-permitted assignment shall be void ab initio. This Agreement shall bind and inure to the benefit of the parties and their respective successors and permitted assigns.

       (d) This Agreement may be executed in several counterparts, all of which taken together shall constitute a single agreement between the parties.

       (e) No delay or omission by either party hereto to exercise any right or power occurring upon any noncompliance or default by the other party with respect to any of the terms of this Agreement shall impair any such right or power or be construed to be a waiver thereof. A waiver by either of the parties hereto of any of the covenants, conditions, or agreements to be performed by the other shall not be construed to be a waiver of any succeeding breach thereof or of any other covenant, condition, or agreement herein contained.

       (f) This Agreement, the PSE-OptiMark Agreement, the Warrant and their Exhibits constitute the entire agreement between the parties with respect to their subject matter, and all prior negotiations, agreements and letters of intent are superseded and merged herein. No change, waiver, or discharge hereof shall be valid unless it is in writing and is executed by the party against whom such change, waiver, or discharge is sought to be enforced.

       (g) In the event any party hereto initiates any legal action or suit in connection with any dispute concerning the interpretation of this Agreement or the enforcement of any provision hereof, the prevailing party in such action or suit shall be entitled to recover all of its costs of action or suit (including without limitation reasonable attorneys' and expert witness fees) from the other party.

       (h) This Agreement shall for all purposes be construed and enforced in accordance with, and governed by, the internal laws of the State of California, without giving effect to principles of conflict of laws. The exclusive venue for any litigation related to this Agreement shall be the Superior Court in and for San Francisco County, California or, if jurisdictionally available, the U.S. District Court for the Northern District of California.

       IN WITNESS WHEREOF, the parties have set their hands and seals as of the date first set forth above.

                                    THE PACIFIC STOCK EXCHANGE INCORPORATED


                                    By:  /s/   Robert M. Greber
                                    Chief Executive Officer


                                    OPTIMARK TECHNOLOGIES, INC.


                                    By:  /s/   William A. Lupien
                                    Chief Executive Officer

                                    Exhibit A
                         (to Revenue Sharing Agreement)

Assumptions:

       8. The American Stock Exchange makes OptiMark(TM) Available for listed equities on September 1, 1997. The Pacific Exchange makes OptiMark(TM) Available for listed equities on February 1, 1999.

       9. The Pacific Exchange makes OptiMark(TM) Available for equities with unlisted trading privileges on July 20, 1999. The Pacific Exchange permanently unilaterally withdraws OptiMark(TM) for equities with unlisted trading privileges on September 30, 2000.

       10. The Pacific Exchange makes OptiMark(TM) Available for options on February 15, 2001. The Pacific Exchange temporarily unilaterally withdraws OptiMark(TM) for options on February 1, 2002, but reinstitutes OptiMark(TM) for options trading on July 15, 2002.

       11. The Pacific Exchange never makes OptiMark(TM) Available for after-hours trading.

       12. No stock exchange other than the Pacific Exchange and the American Stock Exchange ever makes OptiMark(TM) Available. The American Stock Exchange never makes OptiMark(TM) Available for listed options, unlisted equities, or after-hours trading.

       13. The Company's initial public offering becomes effective on December 31, 2004.

       14.    The Company's Gross Revenues are as follows:(1)

=============================================================================================
                                                                             Payment to PSE
                                                     Credits to Revenue      following End of
Accrual Period                Gross Revenues         Accrual Account         Accrual Period
--------------                --------------         ---------------         --------------
---------------------------------------------------------------------------------------------
8/__/96-9/30/97                          -0-                     -0-                    -0-
---------------------------------------------------------------------------------------------
10/1/97-12/31/97                  $2,000,000                 $30,000                $30,000
---------------------------------------------------------------------------------------------
1/1/98-3/31/98                   $20,000,000                $300,000               $300,000
---------------------------------------------------------------------------------------------
4/1/98-6/30/98                   $26,666,667                $400,000               $400,000
---------------------------------------------------------------------------------------------
7/1/98-9/30/98                   $40,000,000                $600,000                $41,116
---------------------------------------------------------------------------------------------
10/1/98-12/31/98                 $66,666,667              $1,000,000                    -0-
---------------------------------------------------------------------------------------------
1/1/99-3/31/99                           -0-                     -0-               $771,116
---------------------------------------------------------------------------------------------
4/1/99-6/30/99                           -0-                     -0-                    -0-
---------------------------------------------------------------------------------------------
7/1/99-9/30/99                           -0-                     -0-               $771,116
---------------------------------------------------------------------------------------------
10/1/99-12/31/99                    $666,667                 $10,000                    -0-

---------------------------------------------------------------------------------------------
1/1/00-3/31/00                    $1,333,334                 $20,000                    -0-
---------------------------------------------------------------------------------------------
4/1/00-6/30/00                    $1,333,334                 $20,000                    -0-
---------------------------------------------------------------------------------------------
7/1/00-9/30/00                    $3,333,334                 $50,000                    -0-
---------------------------------------------------------------------------------------------
10/1/00-12/31/00                  $6,666,667                $100,000                    -0-
---------------------------------------------------------------------------------------------
1/1/01-3/31/01                   $13,333,334                $200,000               $416,652
---------------------------------------------------------------------------------------------
4/1/01-6/30/01                      $666,667                 $10,000                $10,000
---------------------------------------------------------------------------------------------
7/1/01-9/30/01                      $666,667                 $10,000                $10,000
---------------------------------------------------------------------------------------------
10/1/01-12/31/01                    $666,667                 $10,000                $10,000
---------------------------------------------------------------------------------------------
1/1/02-3/31/02                      $666,667                 $10,000                $10,000
---------------------------------------------------------------------------------------------
4/1/02-6/30/02                           -0-                     -0-                    -0-
---------------------------------------------------------------------------------------------
7/1/02-9/30/02                      $666,667                 $10,000                $10,000
---------------------------------------------------------------------------------------------
10/1/02-12/31/02                    $666,667                 $10,000                $10,000
---------------------------------------------------------------------------------------------
1/1/03-3/31/03                    $1,333,334                 $20,000                $20,000
---------------------------------------------------------------------------------------------
4/1/03-6/30/03                    $2,000,000                 $30,000                $30,000
---------------------------------------------------------------------------------------------
7/1/03-9/30/03                    $2,666,667                 $40,000                $40,000
---------------------------------------------------------------------------------------------
10/1/03-12/31/03                  $3,333,334                 $50,000                $50,000
---------------------------------------------------------------------------------------------
1/1/04-3/31/04                    $4,000,000                 $60,000                $60,000
---------------------------------------------------------------------------------------------
4/1/04-6/30/04                    $6,666,667                $100,000                $94,464
---------------------------------------------------------------------------------------------
7/1/04-9/30/04                   $20,000,000                $300,000                    -0-
---------------------------------------------------------------------------------------------
10/1/04-12/31/04                 $26,666,667                $400,000                    -0-
---------------------------------------------------------------------------------------------
1/1/05-3/31/05                   $29,000,000              $65,580(2)                    -0-
---------------------------------------------------------------------------------------------
4/1/05-6/30/05                   $32,000,000                     -0-                    -0-
---------------------------------------------------------------------------------------------
7/1/05-9/30/05                   $35,000,000                     -0-                    -0-
---------------------------------------------------------------------------------------------
10/1/05-12/31/05                 $40,000,000                     -0-                    -0-
---------------------------------------------------------------------------------------------
1/1/06-12/31/06                 $100,000,000                     N/A                    -0-
=============================================================================================